UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 31, 2019
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

 On December 31, 2019, we received a letter from the Nasdaq Stock Market (“Nasdaq”) stating that the closing bid price of our company’s common stock was below the minimum bid price of $1.00 per share required by Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) for at least 30 consecutive business days. In accordance with Listing Rule 5810(c)(3)(A), our company has a compliance period of 180 days, or until June 29, 2020, to regain compliance with the Minimum Bid Price Requirement. In order to regain compliance, our common stock must maintain a consolidated bid price of $1.00 or greater for a minimum of ten consecutive business days during the compliance period.

If compliance with the Minimum Bid Price Requirement cannot be demonstrated by June 29, 2020, then our company may be eligible for a second 180-day period to regain compliance. To be eligible, our company will be required to meet continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market (except the Minimum Bid Price Requirement) and we will need to provide Nasdaq with written notice of its intention to cure the deficiency during the second compliance period, which may take the form of a reverse stock split. If we do not regain compliance with the Minimum Bid Price Requirement prior to June 29, 2020 and are not eligible for the second compliance period, or if it appears to the Nasdaq staff that our company will not be able to regain compliance, then our common stock will be subject to delisting. At such time, we may have an opportunity to appeal Nasdaq’s delisting determination.

The notice from Nasdaq has no immediate effect on the trading of our common stock and our common stock is expected to remain listed on The Nasdaq during the compliance period(s).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: January 6, 2020	By	/s/ Kristine A. Glancy
Kristine A.Glancy
President and Chief Executive Officer